THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, (II) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR (III) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

SUBSCRIPTION RIGHTS CERTIFICATE

__________	_________________________
Number of	Subscription Rights
Subscription Rights	Certificate No.

Subscription Rights to Purchase Common Stock
of
WestPoint International, Inc.

THE SUBSCRIPTION RIGHTS ARE NOT TRANSFERABLE
AND EXERCISABLE UNTIL THE COMMENCEMENT DATE

Registered Holder: __________________________

The registered holder whose name is inscribed hereon (the “Rights Holder”) is entitled beginning on the Commencement Date (as defined below) to subscribe for and purchase from WestPoint International, Inc. (the “Company”), at $8.772 per share (the “Exercise Price”), one share of common stock, par value $0.01 per share of the Company (the “Common Stock”), for each subscription right evidenced hereby (the “Subscription Rights”). Exercise of the Subscription Rights will be made upon the terms and subject to the conditions set forth in the Prospectus (as defined below) and Instructions (as defined below).

Common Stock subscribed for pursuant to the Subscription Rights shall be issued only if this Subscription Rights Certificate, duly completed is received by Registrar & Transfer Company (the “Subscription Agent”) together with full payment of the applicable Exercise Price, prior to the Expiration Date (as defined below). At the Expiration Date, unexercised Subscription Rights shall terminate and be null and void and the Company shall not be obligated to honor any such purported exercise received by the Company or the Subscription Agent after the Expiration Date, regardless of when the documents relating to such exercise were sent.

The “Commencement Date” means the effective date of the registration statement (the “Registration Statement”) for the Initial Registration of the Registrable Securities as such registration is described in (and as the terms Initial Registration and Registrable Securities are defined in) Exhibit B (the “Registration Rights Agreement”) to the Asset Purchase Agreement, dated June 23, 2005, among the Company, WP One, Inc. (Vida New Textile One, Inc.), WP Two, Inc. (f/k/a New Textile Two, Inc.), WestPoint Home, Inc. (f/k/a Textile Co., Inc.), WestPoint Stevens, Inc., WestPoint Stevens Inc. I, WestPoint Stevens Stores Inc., and J.P. Stevens Enterprises Inc. (the “Asset Purchase Agreement”), and such additional date or dates (each additional date, an “ Additional Commencement Date”) as may be determined by the Company in its sole and absolute discretion. Terms and conditions of the Subscription Rights offering will be set forth in the prospectus (the “Prospectus”) which forms a part of the Registration Statement. Promptly after the Commencement Date, the Subscription Agent will deliver to each Rights Holder a Prospectus and instructions as to the use of Subscription Rights Certificates (the “Instructions”).

The “Expiration Date” means 5:00 p.m. New York City time on the date occurring thirty (30) calendar days after (and not including) the Commencement Date and with respect to any Additional Commencement Date, the date designated by the Company in its sole and absolute discretion as the “Expiration Date” with respect to such Additional Commencement Date.

This Subscription Rights Certificate is not transferable and is not exercisable prior to the Commencement Date. Any exercise or attempted exercise or transfer or attempted transfer by the Rights Holder shall be null and void and the Company shall not treat any purported transferee as the holder of any Subscription Rights. Notwithstanding the foregoing, the Subscription Rights that are delivered to Aretex LLC shall be exercisable on or after the date of delivery and transferable on or-after the date of delivery to its affiliates and shall be likewise exercisable and transferable by its affiliates.

A First Lien Lender or a Second Lien Lender (as such terms are defined in the Registration Rights Agreement) that includes its Registrable  Securities in the Registration Statement may resell such securities pursuant to the Registration Statement beginning on the effective date of the Registration Statement ending on the date any unsold Registrable Securities are deregistered by the Company pursuant to the terms of the Registration Rights Agreement. A First Lien Lender or a Second Lien Lender that does not include its Registrable Securities in the Registration Statement may not resell such securities unless (i) the sale is made in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”) or (ii) the Company receives an opinion of counsel for the holder of such securities reasonably satisfactory to the Company stating that such sale is exempt from the registration and prospectus delivery requirements of the Securities Act.

The Subscription Rights shall have no rights, powers or privileges other than as expressly set forth herein, and in particular the Subscription Right shall have no voting rights, dividend rights, conversion rights. preemption rights, liquidation rights or other rights of a shareholder.

If a stock dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation or similar scheme or arrangement, split-up, spin-off or combination, or similar transaction or event, affects the number of shares of Common Stock issuable upon exercise of the Subscription Rights, the Company will make an equitable change or adjustment as it deems appropriate, in its sole and absolute discretion, in the Exercise Price and the number and kind of securities subject to or to be issued in connection with the exercise of the Subscription Rights. No fractional shares of Common Stock will be issued upon the exercise of Subscription Rights. When any exercise of Subscription Rights would result in the issuance of a number of shares of Common Stock that is not a whole number, the actual number of shares will be rounded down to the next lower whole number with no further payment or other distribution therefor.

The Subscription Rights may be exercised, in whole or in part, by duly completing Form 1 and any other forms delivered to the Rights Holders with the Prospectus and Instructions. Before exercising Subscription Rights, Rights Holders are urged to read the Prospectus and Instructions carefully and in their entirety, additional copies of which are available from the Subscription Agent.

All questions concerning the timeliness, viability, form and eligibility of any exercise of Subscription Rights shall be determined by the Company whose determination shall be final and binding. The Company may waive in its sole discretion any defect or irregularity, or permit a defect or irregularity to be corrected within such times as it may determine, or reject the purported exercise of any Subscription Rights that the Company has determined to have failed to comply with the applicable requirements.

By:	By:
Vice President	Secretary

You should be aware that if you choose to exercise less than all of the rights evidenced hereby, the balance of your rights will permanently expire on the Expiration Date. Your exercise of Subscription Rights is irrevocable once you have submitted this Subscription Rights Certificate to the Subscription Agent.

FORM 1

EXERCISE AND SUBSCRIPTION

The undersigned Registered Holder hereby irrevocably exercises one or more Subscription Rights to subscribe for Common Stock, on the terms and subject to the conditions specified in this Subscription Rights Certificate, receipt of which is hereby acknowledged.

(a)	Number of shares of Common Stock subscribed for pursuant to the
Subscription Rights:	(a)_______

(b)	Total number of shares of Common Stock subscribed for pursuant to the
Subscription Rights (line (a)) multiplied by the Exercise Price of $8.772 per share:
(b) $______

(c)	Method of Payment (Check and Complete Appropriate Box(es))

☐	Check in the amount of $______ payable to Subscription Agent.

☐	Check in the amount of $ ______ payable to Company. (Payment may be made directly to the Company only upon the written consent of the Company.)

☐	Certified check, bank draft or money order in the amount of $______ payable to Subscription Agent.

☐	Wire transfer in the amount of $ ______ directed to Registrar & Transfer Company, Subscription Agent

Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver Common Stock to the undersigned at the address set forth below. If Common Stock is to be issued in a name other than that of the Rights Holder, complete Form 2 below.

Dated:_________, 2011

Signature(s) of Rights Holder(s)

Signature(s) of Rights Holder(s)

Must be signed by the Registered Holder(s) as name(s) appear(s) on this Subscription Rights Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name:	Capacity (Full Title):
(Please Print)

Address:
(Include Zip Code)

Business Telephone Number:

Tax Identification or Social Security Number:

FORM 2

ISSUING INSTRUCTIONS: List the name, address and Tax Identification Number or Social Security Number of each person to whom Common Stock should be issued and the number of shares of Common Stock that should be issued to each such person. If additional space is required, attach copies of this form as needed. Any Common Stock subscribed for but not accounted for below will be issued in the name of the Rights Holder.

Name: _____________________________________________________
Address: ___________________________________________________
Tax Identification or
Social Security Number: _______________________________________
Number of Shares of Common Stock: ____________________________

Name: _____________________________________________________
Address: ___________________________________________________
Tax Identification or
Social Security Number: _______________________________________
Number of Shares of Common Stock: ____________________________

Name: _____________________________________________________
Address: ___________________________________________________
Tax Identification or
Social Security Number: _______________________________________
Number of Shares of Common Stock: ____________________________

Name: _____________________________________________________
Address: ___________________________________________________
Tax Identification or
Social Security Number: _______________________________________
Number of Shares of Common Stock: ____________________________

Name: _____________________________________________________
Address: ___________________________________________________
Tax Identification or
Social Security Number: _______________________________________
Number of Shares of Common Stock: ____________________________

Date:
Signature:
Name:
	Title:	Rights Holder